UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2011

WEBSTER FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Bank Street (Webster Plaza), Waterbury, Connecticut		06702
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (203) 578-2202

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 8, 2011, the United States Department of the Treasury (“Treasury”) closed an underwritten secondary public offering (the “Warrant Offering”) of 3,282,276 warrants (the “Warrants”), each representing the right to purchase one share of common stock, $0.01 par value per share, of Webster Financial Corporation (the “Company”). The Warrants have an exercise price of $18.28 per share and expire on November 21, 2018. In connection with the Warrant Offering, the Company entered into an underwriting agreement, dated June 2, 2011 (the “Underwriting Agreement”), among the Company, Treasury and Deutsche Bank Securities Inc. The Warrants have been approved for listing on the New York Stock Exchange under the symbol “WBS WS.”

The public offering price and the allocation of the Warrants in the Warrant Offering were determined by an auction process. The public offering price of the Warrants was equal to $6.30 per warrant. The Company did not receive any of the proceeds of the Warrant Offering.

The Company acquired 2,282,276 warrants in the auction at the public offering price. The Company’s purchase of warrants in the auction is more fully described in the Company’s press release dated June 3, 2011, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also in connection with the Warrant Offering, the Company entered into a warrant agreement (the “Warrant Agreement”), dated June 2, 2011, with Mellon Investor Services LLC, as warrant agent.

The Warrant Offering described in this Current Report on Form 8-K is more fully described in a prospectus supplement filed with the Securities and Exchange Commission (the “Commission”) on June 3, 2011, supplementing the prospectus dated December 4, 2008, as filed with the Commission as part of the Company’s Registration Statement on Form S-3 (File No. 333-155929). The prospectus supplement used by Webster in connection with the Warrant Offering updated certain risk factors contained in Webster’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2011. A copy of such updated risk factors is filed herewith as Exhibit 99.2 and incorporated herein by reference.

The foregoing descriptions of the Underwriting Agreement, the Warrant Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1, 4.1 and 4.2, respectively, which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated June 2, 2011 between the Company, Treasury and Deutsche Bank Securities Inc.

4.1	Warrant Agreement, dated June 2, 2011, between the Company and Mellon Investor Services LLC (incorporated herein by reference to Exhibit 4.1 of the Company’s Form 8-A filed on June 3, 2011).

4.2	Form of Warrant (incorporated herein by reference to Exhibit 4.2 of the Company’s Form 8-A filed on June 3, 2011).

99.1	Press Release dated June 3, 2011.

99.2	Risk Factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

By:	/s/ Gerald P. Plush
Gerald P. Plush
Vice Chairman and Chief Operating Officer

Date: June 8, 2011

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated June 2, 2011 between the Company, Treasury and Deutsche Bank Securities Inc.

4.1	Warrant Agreement, dated June 2, 2011, between the Company and Mellon Investor Services LLC (incorporated herein by reference to Exhibit 4.1 of the Company’s Form 8-A filed on June 3, 2011).

4.2	Form of Warrant (incorporated herein by reference to Exhibit 4.2 of the Company’s Form 8-A filed on June 3, 2011).

99.1	Press Release dated June 3, 2011.

99.2	Risk Factors.